UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2012
___________

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2012, Dennis A. Dysart was promoted to Senior Executive Vice President and Chief Credit Officer of First National Corporation (the “Company”) and its wholly-owned subsidiary, First Bank (the “Bank”), effective February 15, 2012.  In his new role, Mr. Dysart will have responsibility for the entire Credit Administration function, including policy management, special assets, collections, product development, risk grading, and other special projects. Prior to this promotion, Mr. Dysart had served as Executive Vice President and Chief Operating Officer of the Company and the Bank since May 2011.

On February 14, 2012, the Company issued a press release regarding the matters described above. The complete text of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.                  Description

99.1	Press Release dated February 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION (Registrant)

Date: February 14, 2012	By:	/s/ M. Shane Bell
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                      Description

99.1	Press Release dated February 14, 2012